Steben Managed Futures Strategy Fund

Supplement dated April 6, 2018

to the Prospectus dated July 28, 2017

Steben & Company, Inc., the investment manager to the Steben Managed Futures Strategy Fund, has entered into a new trading advisory agreement with Welton Investment Partners, LLC with the approval of the Fund’s Board of Trustees. Effective January 29, 2018, Steben allocated a portion of the Fund’s assets to Welton to manage according to the Welton Trend Program. Accordingly, the following sections of the Prospectus are modified as follows.

The “Trading Advisors” paragraph under the main heading "Summary of Steben Managed Futures Strategy Fund" on page 7 of the Prospectus is restated as follows:

Trading Advisors | Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC, Crabel Capital Management, LLC and Welton Investment Partners, LLC each serve as one of the Fund’s Trading Advisors with respect to the managed futures strategy of the Fund.

At the end of the section “Trading Advisors” under the main heading "Management of the Steben Managed Futures Strategy Fund" on page 19 of the Prospectus the following paragraph is being added:

Welton Investment Partners LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Welton Trend Program. Welton is a California limited liability company formed in 1988. Welton’s main office is located at San Carlos 5th& 6th, Eastwood Building, Carmel, California. Welton is registered with the CFTC as a CTA and CPO and is a member of the NFA. The investment objective of Welton Trend Program is to reliably deliver managed futures trend following style class performance with a low cost investment program.

In addition, Mr. Christopher Maxey is no longer with Steben & Company, Inc. Accordingly, the following sections of the Prospectus are modified as follows.

The “Portfolio Managers of Investment Adviser” table on page 7 of the Prospectus is restated as follows:

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Basak Akiska Investment Committee Member	Since Fund Inception (2014)

The “Investment Adviser” section on pages 17-18 of the Prospectus are restated in part as follows:

Investment Adviser | Steben & Company, Inc. (Steben or Adviser) serves as the Fund’s investment adviser. Steben is registered as an investment adviser under the Advisers Act and has its principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered and unregistered investment companies.

Steben’s Investment Committee members responsible for the management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. Steben and its personnel maintain relationships with a large number of managers. Steben believes that, among other things, as a result of these contacts the Fund should have access to a large number of Trading Advisors from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. Steben’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The Steben personnel who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of Steben. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is Chief Investment Officer at Steben & Company. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010. More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011. From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Basak Akiska is Director of Operational Due Diligence at Steben & Company. Ms. Akiska earned a Bachelor’s degree in Management from University of Massachusetts Amherst in 1999 and a Masters in Accounting from University of Virginia in 2000. Previously, she served as Senior Due Diligence Analyst at FRM/MAN Investments, a financial advisory firm, from June 2006 to February 2013. Prior to that, Ms. Akiska served as an Internal Audit Manager at XL Capital, and as an Audit Manager at Ernst & Young LLP., an independent public accounting firm. Ms. Akiska has acquired her CPA license in 2004 (currently inactive).

The SAI provides additional information about the Investment Committee members’ compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving the Investment Advisory Agreement is contained in the shareholder report of the Fund covering the period ended September 30, 2016.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE